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                                                                   EXHIBIT 10.61

QUADRAMED CORPORATION
Stock Exchange Deferred Compensation Plan
Master Plan Document
================================================================================








                            EFFECTIVE JANUARY 3, 2000


















                               COPYRIGHT (C) 1999
                      BY COMPENSATION RESOURCE GROUP, INC.
                               ALL RIGHTS RESERVED


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QUADRAMED CORPORATION
Stock Exchange Deferred Compensation Plan
Master Plan Document
================================================================================

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                                      TABLE OF CONTENTS
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
               PURPOSE......................................................................1

ARTICLE 1      DEFINITIONS..................................................................1

ARTICLE 2      SELECTION, ENROLLMENT, ELIGIBILITY...........................................5

        2.1    Selection by Committee.......................................................5

        2.2    Enrollment Requirements......................................................5

        2.3    Eligibility; Commencement of Participation...................................5

        2.4    Termination of Participation.................................................5

ARTICLE 3      COMPANY CONTRIBUTION/CREDITING/TAXES.........................................5

        3.1    One-Time Company Contribution Amount.........................................6

        3.2    Investment of Trust Assets...................................................6

        3.3    Vesting......................................................................6

        3.4    Crediting/Debiting of Account Balances.......................................6

        3.5    FICA and Other Taxes.........................................................8

ARTICLE 4      SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES; WITHDRAWAL
               ELECTION.....................................................................9

        4.1    Short-Term Payout............................................................9

        4.2    Other Benefits Take Precedence Over Short-Term...............................9

        4.3    Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies........9

        4.4    Withdrawal Election..........................................................9

ARTICLE 5      RETIREMENT OR TERMINATION BENEFIT...........................................10

        5.1    Retirement Benefit..........................................................10

        5.2    Payment of Retirement Benefit...............................................10

        5.3    Death Prior to Completion of Retirement Benefit.............................10

ARTICLE 6      PRE-RETIREMENT SURVIVOR BENEFIT.............................................11

        6.1    Pre-Retirement Survivor Benefit.............................................11

        6.2    Payment of Pre-Retirement Survivor Benefit..................................11

ARTICLE 7      TERMINATION BENEFIT.........................................................11

        7.1    Termination Benefit.........................................................11


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QUADRAMED CORPORATION
Stock Exchange Deferred Compensation Plan
Master Plan Document
================================================================================

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
ARTICLE 8      DISABILITY WAIVER AND BENEFIT...............................................11

        8.1    Continued Eligibility; Disability Benefit...................................11

ARTICLE 9      BENEFICIARY DESIGNATION.....................................................12

        9.1    Beneficiary.................................................................12

        9.2    Beneficiary Designation; Change; Spousal Consent............................12

        9.3    Acknowledgment..............................................................12

        9.4    No Beneficiary Designation..................................................12

        9.5    Doubt as to Beneficiary.....................................................12

        9.6    Discharge of Obligations....................................................12

ARTICLE 10     TERMINATION, AMENDMENT OR MODIFICATION......................................13

        10.1   Termination.................................................................13

        10.2   Amendment...................................................................13

        10.3   Exchange Agreement..........................................................14

        10.4   Effect of Payment...........................................................14

ARTICLE 11     ADMINISTRATION..............................................................14

        11.1   Committee Duties............................................................14

        11.2   Administration Upon Change In Control.......................................14

        11.3   Agents......................................................................15

        11.4   Binding Effect of Decisions.................................................15

        11.5   Indemnity of Committee......................................................15

        11.6   Employer Information........................................................15

ARTICLE 12     OTHER BENEFITS AND AGREEMENTS...............................................15

        12.1   Coordination with Other Benefits............................................15

ARTICLE 13     [RESERVED]..................................................................15

ARTICLE 14     TRUST.......................................................................16

        14.1   Establishment of the Trust..................................................16

        14.2   Interrelationship of the Plan and the Trust.................................16

        14.3   Distributions From the Trust................................................16

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Stock Exchange Deferred Compensation Plan
Master Plan Document
================================================================================

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
ARTICLE 15     MISCELLANEOUS...............................................................16

        15.1   Status of Plan..............................................................16

        15.2   Unsecured General Creditor..................................................16

        15.3   Employer's Liability........................................................16

        15.4   Nonassignability............................................................16

        15.5   Not a Contract of Employment................................................17

        15.6   Furnishing Information......................................................17

        15.7   Terms.......................................................................17

        15.8   Captions....................................................................17

        15.9   Governing Law...............................................................17

        15.10  Notice......................................................................17

        15.11  Successors..................................................................18

        15.12  Spouse's Interest...........................................................18

        15.13  Validity....................................................................18

        15.14  Incompetent.................................................................18

        15.15  Court Order.................................................................18

        15.16  Distribution in the Event of Taxation.......................................18

        15.17  Insurance...................................................................19

        15.18  Legal Fees To Enforce Rights After Change in Control........................19

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
QUADRAMED CORPORATION
Stock Exchange Deferred Compensation Plan
Master Plan Document
================================================================================

                              QUADRAMED CORPORATION
                    STOCK EXCHANGE DEFERRED COMPENSATION PLAN
                            Effective January 3, 2000

                                     PURPOSE

        The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of QuadraMed, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

        For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Other Investments Account balance, and (ii) the Company Stock Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan. A Participant's "Account" shall consist of his or her Other Investments Account plus his or her Company Stock Account.

1.2 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the close of business on the last business day of the year. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a 10 year Annual Installment Method, the first payment shall be 1/10 of the Account Balance, calculated as described in this definition. The following year, the payment shall be 1/9 of the Account Balance, calculated as described in this definition. Each annual installment shall be paid on or as soon as practicable after the last business day of the applicable year.

1.3 "Base Annual Salary" shall mean W-2 wages of the Employee for such calendar year.

1.4 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.5 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.6     "Board" shall mean the board of directors of the Company.

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Stock Exchange Deferred Compensation Plan
Master Plan Document
================================================================================


1.7 "Cause" shall have the meaning assigned to such term in a Participant's employment agreement with the Employer, or if the Participant has no such employment agreement, the meaning assigned to such term in the QuadraMed Employee Manual, as such manual may be amended from time to time.

1.8 "Change in Control" shall mean the first to occur of any of the following events:

        (a) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation;

        (b) a stockholder sale, transfer or other disposition of all or substantially all of the assets of the Company;

        (c) a transfer of all or substantially all of the Company's assets pursuant to a partnership or joint venture agreement or similar arrangement where the Company's resulting interest is less than fifty percent (50%);

        (d) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger;

        (e) on or after the date hereof, a change in ownership of the Company through an action or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the securities of the combined voting power of the Company's outstanding securities; or

        (f) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment of election.


1.9 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.10    "Committee" shall mean the committee described in Article 11.

1.11 "Company" shall mean QuadraMed Corporation, a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.12 "Company Contribution" shall mean the amount credited to a Participant's Account under Section 3.1.

1.13 "Company Stock Account" shall mean (i) the sum of the Company Contribution credited to the Participant's Company Stock Account under
        Section 3.1, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's

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QUADRAMED CORPORATION
Stock Exchange Deferred Compensation Plan
Master Plan Document
================================================================================

        Company Stock Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Stock Account.


1.14 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the minimum extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.4 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control or after an Involuntary Termination of Employment, other than a Termination of Employment for Cause.

1.15 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the Participant's Employer's long-term disability plan, or, if a Participant does not participate in such a plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such a plan had the Participant been a participant in such a plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

1.16    "Disability Benefit" shall mean the benefit set forth in Article 8.

1.17 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.18    "Employee" shall mean a person who is an employee of any Employer.

1.19 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.20 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

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QUADRAMED CORPORATION
Stock Exchange Deferred Compensation Plan
Master Plan Document
================================================================================


1.21 "Exchange Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Exchange Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Exchange Agreement, the Exchange Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Exchange Agreements in their entirety and shall govern such entitlement. The terms of any Exchange Agreement may be different for any Participant, and any Exchange Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.22 "Involuntary Termination of Employment" shall mean the Termination of Employment of a Participant who has an employment agreement with an Employer, but only if such Termination of Employment meets the requirements for an involuntary termination of employment under the terms of such employment agreement, except that any Termination of Employment by the Participant during the two-year period following a Change in Control shall not be considered involuntary based solely on a change in the Participant's title during that period.

        Any use of the term "Involuntary Termination of Employment" in this Plan shall not apply to any Participant who does not have a currently effective employment agreement with an Employer containing the defined term "Involuntary Termination of Employment".

1.23     "Measurement Fund" shall have the meaning set forth in Section 3.4(c).

1.24 "Other Investments Account" shall mean (i) the sum of the Company Contribution credited to the Participant's Other Investments Account under Section 3.1, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Other Investments Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Other Investments Account.

1.25 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Exchange Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Exchange Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Exchange Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce. An individual shall continue to be a Participant in the Plan while he or she is receiving benefits.

1.26 "Plan" shall mean the Company's Stock Exchange Deferred Compensation Plan, which shall be evidenced by this instrument and by each Exchange Agreement, as they may be amended from time to time.

1.27 "Plan Year" shall mean a period beginning on January 3, 2000 and ending on December 31, 2000 for the first Plan Year, and for each subsequent Plan Year a period beginning on January 1 of each such calendar year and continuing through December 31 of such calendar year.

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Stock Exchange Deferred Compensation Plan
Master Plan Document
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1.28    "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
        Article 6.

1.29 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability on or after the earlier of the attainment of (a) age sixty (60) or (b) age fifty-five
        (55) with Ten (10) Years of Service.

1.30    "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.31    "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.32    "Termination Benefit" shall mean the benefit set forth in Article 7.

1.33 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.34 "Trust" shall mean one or more trusts established pursuant to that certain Master Trust Agreement, dated as of January 3, 2000 between the Company and the trustee named therein, as amended from time to time.

1.35 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.36 "Years of Service" shall mean the total number of full years after the effective date of this Plan in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. Any partial year of employment shall not be counted.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee an Exchange Agreement, an Election Form and a Beneficiary Designation Form, all within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

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Stock Exchange Deferred Compensation Plan
Master Plan Document
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2.3     ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee
        selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan effective as of the date the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee shall not be eligible to participate in the Plan.

2.4 TERMINATION OF PARTICIPATION. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                    ARTICLE 3
                      COMPANY CONTRIBUTION/CREDITING/TAXES

3.1 COMPANY CONTRIBUTION AMOUNT. The Employer shall credit an amount to the Participant's Account under this Plan as of the date(s) specified in the Participant's Exchange Agreement. One-half of the amount so credited shall be credited to the Participant's Company Stock Account and the other half shall be credited to the Participant's Other Investments Account.

3.2 INVESTMENT OF TRUST ASSETS. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

3.3     VESTING.

        (a) A Participant shall be vested in his or her Account in accordance with the following schedule:

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                     YEARS OF SERVICE ON DATE
                   OF TERMINATION OF EMPLOYMENT           VESTED PERCENTAGE OF ACCOUNTS
               -----------------------------------------------------------------------------
                         Less than 3 Years                             0%
               -----------------------------------------------------------------------------
                          3 Years or more                             100%
               -----------------------------------------------------------------------------

        (b) Notwithstanding anything to the contrary contained in this Section 3.3, in the event of a Participant's death, Disability, Retirement or Involuntary Termination of Employment, other than a Termination of Employment for Cause, a Participant's Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

        (c) Notwithstanding subsection (b), the vesting schedule for a Participant's Account shall be accelerated in accordance with subsection
        (b), but only to the greatest extent possible without

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Stock Exchange Deferred Compensation Plan
Master Plan Document
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        causing, in the Committee's determination, the deduction limitations of
        Code Section 280G to become effective. In the event that all of a Participant's Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Code Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Code
        Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.


3.4 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

        (a) ELECTION OF MEASUREMENT FUNDS. A Participant shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.4(c) below) to be used to determine the additional amounts to be credited to his or her Other Investments Account Balance for the first business day in which the Participant commences participation in the Plan and continuing thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the next sentence. Commencing with the first business day that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent day in which the Participant participates in the Plan, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Other Investments Account Balance, or to change the portion of his or her Other Investments Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply to the next business day and continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence. A Participant's Company Stock Account Balance shall automatically be credited to the Company Stock Fund.

        (b)     PROPORTIONATE ALLOCATION. In making any election described in
                Section 3.4(a) above, the Participant shall specify on the Election Form, in increments of five percentage points (5%), the percentage of his or her Other Investments Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Other Investments Account Balance).

        (c) MEASUREMENT FUNDS. The Participant may elect one or more of the following Measurement Funds, based on certain mutual funds, for the purpose of crediting additional amounts to his or her Other Investments Account Balance:

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Master Plan Document
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               (1)    TRAVELERS MONEY MARKET PORTFOLIO (Seeks high current
                      income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity);

               (2) PUTNAM DIVERSIFIED INCOME PORTFOLIO (Seeks high current income consistent with preservation of capital. The Portfolio will allocate its investments among the U.S. Government Sector, the High Yield Sector, and the International Sector of the fixed income securities markets.);

               (3) DREYFUS SMALL CAP PORTFOLIO (Seeks to maximize capital appreciation);

               (4) MFS MID CAP GROWTH PORTFOLIO (Seeks long-term growth of capital by investing under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalization which the investment advisor believes have above-average growth potential.);

               (5) LARGE CAP PORTFOLIO (Fidelity) (Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.);

               (6) CAPITAL APPRECIATION FUND (Janus) (Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price in both rising and declining markets.);

               (7) SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO (Total return on assets from growth of capital and income by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.);and

               (8) WARBURG PINCUS TRUST EMERGING MARKETS PORTFOLIO (Seeks long-term growth of capital by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets.)

               (9) QUADRAMED CORPORATION COMMON STOCK FUND This Fund is invested wholly in common stock of QuadraMed Corporation.

               As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change.

        (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the underlying investments, if any. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund to which the Participant's Account is credited, as determined by the Committee in its reasonable discretion.

        (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes

                                      -8-
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        only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.5     FICA AND OTHER TAXES.

        (a) COMPANY CONTRIBUTION AMOUNTS. When a Participant is credited with an amount under his or her Account, the Participant's Employer(s) shall withhold from the Participant's Base Annual Salary and/or Bonus, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the Participant's Account in order to comply with this Section 3.5.

        (b) DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

                                    ARTICLE 4
             SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                               WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. In connection with the execution of his or her Exchange Agreement and initial election, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to such Participant's vested Account Balance. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Participant's Account Balance, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a 60 day period commencing immediately after the last day of any Plan Year designated by the Participant that is at least three Plan Years after the Plan Year in which occurs the effective date of the Participant's Exchange Agreement. By way of example, if a three year Short-Term Payout is elected by a Participant whose Exchange Agreement has an effective date in 2000, the three year Short-Term Payout would become payable during a 60 day period commencing January 1, 2004.

4.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any amount that is subject to a Short-Term Payout election


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        under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

4.4 WITHDRAWAL ELECTION. At the earlier of (i) a Change in Control or (ii) the last day of the Plan Year that is three Plan Years after the Plan Year in which occurs the effective date of the Participant's Exchange Agreement, a Participant (or, after a Participant's death, his or her Beneficiary) may elect to withdraw all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). Provided it is made after the time specified in the first sentence of this Section 4.4, this election can be made at any time, before or after Retirement, Disability, death or Termination of Employment or termination of the Plan, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan in the future. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.

                                    ARTICLE 5
                        RETIREMENT OR TERMINATION BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires or Terminates from Employment shall receive, as a Retirement Benefit, his or her vested Account Balance.

5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive his Other Investments Account Balance upon Retirement in a lump sum or pursuant to an Annual Installment Method of 5, 10 or 15 years. Subject to any election of the Participant under
        Section 4.1, the Participant's Company Stock Account Balance shall be distributed to the Participant in a lump

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Master Plan Document
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        sum upon his or her Retirement. The Participant may annually change his or her election for the distribution of his or her Other Investments Account Balance upon Retirement to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 3 years prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee shall govern the payout of the Other Investments Account Balance. If a Participant does not make any election with respect to the payment of the Other Investments Account Balance, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the last day of the Plan Year in which the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

                                    ARTICLE 6
                         PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit attributable to his or her Other Investments Account shall be received by his or her Beneficiary in a lump sum or pursuant to an Annual Installment Method of 5, 10 or 15 years. The Participant may annually change such election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit attributable to his or her Other Investments Account. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be paid in a lump sum. The Pre-Retirement Survivor Benefit attributable to a Participant's Company Stock Account Balance shall be distributed to the Participant's Beneficiary in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the last day of the Plan Year in which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

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                                    ARTICLE 7
                               TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 PAYMENT OF TERMINATION BENEFIT. The Committee, in its sole discretion, may cause the Termination Benefit, other than any Termination Benefit made after a Change in Control or after an Involuntary Termination of Employment not for Cause, to be paid in a lump sum or pursuant to an Annual Installment Method of 5 years. In the case of a Termination Benefit payable after a Change in Control or a Participant's Involuntary Termination of Employment not for Cause, the Termination Benefit shall be paid in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the last day of the Plan Year in which the Participant experiences the Termination of Employment. Any payment made shall be subject to the Deduction Limitation, other than any distributions made after a Change in Control or after an Involuntary Termination of Employment not for Cause.


                                    ARTICLE 8
                          DISABILITY WAIVER AND BENEFIT

8.1 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article
        5. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.


                                    ARTICLE 9
                             BENEFICIARY DESIGNATION

        9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan

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Master Plan Document
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        may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Exchange Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10
                     TERMINATION, AMENDMENT OR MODIFICATION

10.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Exchange Agreements of the affected Participants who are employed by that Employer, shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan


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Master Plan Document
================================================================================

        termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right (subject to the overriding right of the Participant under Section 4.4 to effect an immediate withdrawal of his or her benefit), in its sole discretion, and notwithstanding any elections made by the Participant (other than any election by the Participant under Section 4.4), to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 10 years, with amounts credited and debited with Measuring Fund returns during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

10.2 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and
        (ii) no amendment or modification of this Section 10.2 or Section 11.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

10.3 EXCHANGE AGREEMENT. Despite the provisions of Sections 10.1 and 10.2 above, if a Participant's Exchange Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

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10.4    EFFECT OF PAYMENT. The full payment of the applicable benefit under
        Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Exchange Agreement shall terminate.

                                   ARTICLE 11
                                 ADMINISTRATION

11.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 11, this Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

11.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Company shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the Trustee and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, who was the Company's highest ranking officer (the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator or all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, if the Administrator resigns, a replacement shall be appointed by the Trustee.

11.3 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

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11.4    BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

11.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

11.6 EMPLOYER INFORMATION. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 12
                          OTHER BENEFITS AND AGREEMENTS

12.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 13
                                   [RESERVED]


                                   ARTICLE 14
                                      TRUST

14.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Accounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

14.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Exchange Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan.

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        The provisions of the Trust shall govern the rights of the Employers,
        Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

14.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 15
                                  MISCELLANEOUS

15.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

15.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

15.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Exchange Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Exchange Agreement.

15.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

15.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall


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        be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

15.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

15.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

15.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

15.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

15.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                            Committee c/o Keith Roberts, Esq.
                            QuadraMed Corporation
                            22 Pelican Way
                            San Rafael, CA 94901

        Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

15.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

15.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

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15.13   VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

15.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

15.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

15.16   DISTRIBUTION IN THE EVENT OF TAXATION.

        (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

        (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

15.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute

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        such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

15.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

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IN WITNESS WHEREOF, the Company has signed this Plan document as of May 12,
2000.


                                  QuadraMed Corporation, a Delaware corporation


                                  By:  /s/ E. A. ROSKOVENSKY
                                     ---------------------------------------
                                  Title:  Compensation Committee
                                        ------------------------------------


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